UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

January 24, 2023
Date of Report (Date of earliest event reported)

REPUBLIC FIRST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-17007	23-2486815
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 South 16th Street, Suite 2400, Philadelphia, Pennsylvania	19102
(Address of principal executive offices)	(Zip Code)

(215) 735-4422
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FRBK	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01         Other Events.

As previously disclosed, Philip A. Norcross submitted to Republic First Bancorp, Inc. (the “Company”) a purported nomination notice (the “Purported Nomination Notice”) indicating an intention to nominate one director candidate for election to the Company’s board of directors at the Company’s 2022 annual meeting of shareholders (the “2022 Annual Meeting”), which, as announced on November 4, 2022, is currently scheduled to be held on Thursday, January 26, 2023. The Company determined that the Purported Nomination Notice was invalid. A shareholder group consisting of George E. Norcross, III, Gregory B. Braca and Philip A. Norcross (collectively, the “Norcross Group”) sued the Company and its directors in the Court of Common Pleas of Philadelphia County (the “Court of Common Pleas”) seeking, among other things, a declaratory judgment that the Company’s rejection of the Purported Nomination Notice was improper. The Norcross Group has filed a motion for a preliminary injunction seeking, among other things, to adjudicate the propriety of the Company’s rejection of the Purported Nomination Notice.

Following a status conference with the parties held January 18, 2023 and pursuant to an order issued January 24, 2023 (the “Order”), (i) the Court of Common Pleas set April 25, 2023 for a hearing on the Norcross Group’s motion and (ii) in the meantime, the Company may not hold any shareholder vote with regard to any vacancy on its board of directors until May 31, 2023 at the earliest. In compliance with the Order, the Company will convene the 2022 Annual Meeting on January 26, 2023 at 10:00 a.m. local time at the Union League of Philadelphia, 140 South Broad Street, Philadelphia, Pennsylvania, and immediately adjourn the meeting until at least May 31, 2023 without conducting any business.

Important Additional Information

The Company intends to file a definitive proxy statement and may file a WHITE proxy card with the Securities and Exchange Commission (the “SEC”) in connection with the 2022 Annual Meeting and, in connection therewith, the Company, certain of its directors and executive officers will be participants in the solicitation of proxies from the Company’s shareholders in connection with such meeting. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE 2022 ANNUAL MEETING. The Company’s definitive proxy statement for the 2021 annual meeting of shareholders contains information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors and executive officers in the Company’s securities. Information regarding subsequent changes to their holdings of the Company’s securities can be found in the SEC filings on Forms 3, 4, and 5, which are available on the Company’s website at http://investors.myrepublicbank.com/ or through the SEC’s website at www.sec.gov. Information can also be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 on file with the SEC. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the 2022 Annual Meeting. Shareholders will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at http://investors.myrepublicbank.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC FIRST BANCORP, INC.

Dated: January 25, 2023

	By:	/s/ Michael W. Harrington
	Name:	Michael W. Harrington
	Title:	Chief Financial Officer

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